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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: MAY 22, 2001

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                     0-2525                  31-0724920
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(STATE OR OTHER        (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM 5. OTHER EVENTS.

         On May 22, 2001, Huntington Bancshares Incorporated ("Huntington") announced that Martin Mahan has resigned his position as Executive Vice President in charge of Retail Banking of Huntington's principal subsidiary, The Huntington National Bank ("HNB"), to pursue other interests, effective June 15, 2001. During the transition, HNB's retail operations will report directly to Ronald Baldwin, Vice Chairman of Huntington and HNB.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HUNTINGTON BANCSHARES INCORPORATED



Date:    May 22, 2001            By: /s/ Richard A. Cheap
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                                     Richard A. Cheap, Secretary